Exhibit 10.8
Termination Agreement
by and among
Far East Energy Limited
and
MI Energy Corporation
and
Fullfame Enterprises Limited
in respect of
Cooperation Contract

This Agreement is made in China on 19 June 2008:
BY AND AMONG:

Party A:	Far East Energy Limited, a limited liability company incorporated and existing under the laws of the Hong Kong Special Administrative Region, the People’s Republic of China (“China” or “PRC”) with the company number: 847385, whose registered address is at Room 3506, 35/F, Tower 2, Lippo Centre, No. 89 Queensway, Hong Kong;

Party B:	MI Energy Corporation, a tax-exempt and limited liability company incorporated and existing under the laws of the Cayman Islands with the company number: CR-110301, whose registered address is at P.O.Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands; and

Party C:	Fullfame Enterprises Limited, a limited liability company incorporated and existing under the laws of the British Virgin Islands with the company number: 654243, whose registered address is at P.O.Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands.
WHEREAS:
(1)	Party B is engaged in China in the development and production of Daan Oil Field, Miaosan Oil Field, Moliqing Oil Field of Jilin Province and Shengli Luojiayi Oil Field (the “Oil Fields”).

(2)	Party A, Party B and Party C signed the Cooperation Contract in Beijing, China, on 30 June 2005.

(3)	Under the Cooperation Contract, Party B agrees to entrust and authorize Party C, and Party C agrees to accept the entrustment and authorization of Party B, to provide Party B with financing in Jilin Province through a financial institution established according to law for the development and production of the Oil Fields; and

(4)	Party A, Party B and Party C unanimously decide to terminate the performance of the above Cooperation Contract after mutual consultation.
NOW, THEREFORE, Party A, Party B and Party C have, after mutual consultation, unanimously reached the following agreement in respect of matters relating to the termination of the Cooperation Contract in accordance with the relevant laws and regulations, such as the Contract Law of the People’s Republic of China:
1.	DEFINITION
1.1 In this Agreement, unless the context otherwise requires, the terms used herein shall have the special meaning defined below:

1	“Agreement”	means this Agreement;

2	“Cooperation Contract”	means the Cooperation Contract entered into by and among Party A, Party B and Party C in Beijing on 30 June 2005 in

respect of the provision of financing service by Party C to Party B;

3	“Financing Service”	has the meaning provided in Article 2.1 of the Cooperation Contract;

4	“Bonus”	means any bonus paid by Party B to Party C pursuant to Article 5.6 of the Cooperation Contract;

5	“Three Parties”	means Party A, Party B and Party C;

6	“Effective Date”	means the date on which this Agreement is signed and becomes effective.
1.2	In this Agreement, unless otherwise provided herein:
(a)	a Party includes its successors; and

(b)	this Agreement shall be construed as a reference to this Agreement as may be extended, amended, modified or supplemented from time to time;

(c)	the heading of this Agreement are for convenience of reference only and shall not affect the interpretation and construction of this Agreement.
2.	TERMINATION OF THE COOPERATION CONTRACT

Party A, Party B and Party C unanimously agree that the Cooperation Contract entered into by the Three Parties on 30 June 2005, as well as the rights and obligations of the Three Parties thereunder will be automatically terminated from the Effective Date.

3.	TERMINATION OF BONUS PAYMENT

Party B shall not be obliged to pay any bonus to Party C pursuant to Article 5.6 of the Cooperation Contract, nor shall it be obliged to pay any profits and interests to Party C nor bear any losses and expenses in accordance with any provision of the Cooperation Contract, from the Effective Date.

4.	CONFIDENTIALITY

Without the prior written consent of the other parties hereto, no party shall make known to the public or divulge or disclose any information relating to or under this Agreement, except for any circumstances where disclosure is required by the PRC laws and regulations and the relevant regulatory authorities.

5.	GOVERNING LAW AND DISPUTE RESOLUTION

5.1	This Agreement shall be governed and construed by the PRC laws.

5.2	Any disputes between the parties hereto arising from the performance of this Agreement shall be resolved through friendly consultation as much as possible. In the event that no agreement can be reached through consultation within 30 days after the occurrence of a dispute, such dispute shall be submitted to China International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules. The seat of arbitration shall be Beijing and the arbitration proceedings shall be conducted in Chinese. The arbitral award shall be final and binding upon all parties.

6.	BY-LAWS

6.1	Any taxes, costs and expenses arising from this Agreement shall be borne by the parties respectively pursuant to the relevant laws.

6.2	This Agreement shall become effective from the date on which it is signed by Party A, Party B and Party C.

6.3	This Agreement is executed in several counterparts, all of which shall have the same legal effect.
(The following is the signature page.)

(No text on this page)
Party A: Far East Energy Limited
Authorized Representative:           [Signed]
Party B: MI Energy Corporation
Authorized Representative:           [Signed]
Party C: Fullfame Enterprises Limited
Authorized Representative:           [Signed]